SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant x
Filed by a Party other than the Registrant

Check the appropriate box:
     -- Preliminary Proxy Statement                    -- Confidential,
for Use of the Commission
     x Definitive Proxy Statement                Only (as permitted by Rule
14a-6(e)(2)
     - Definitive Additional Materials
     - Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

 GOLDEN ISLES FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     x $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)
(2) or Item 22(a)(2) of
       Schedule 14A.
     - $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
     -         Fee computed on table below per Exchange Act Rules
 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11 (Set forth the amount on which the filing fee is
calculated and state how it was              determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

     - Fee paid previously with preliminary materials.

     - Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)Amount Previously Paid:

       (2)Form, Schedule or Registration Statement No.:

       (3)Filing Party:

       (4)Date Filed:
GOLDEN ISLES FINANCIAL HOLDINGS, INC.
200 Plantation Chase
St. Simons Island, Georgia 31522


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Notice is hereby given that the Annual Meeting of Shareholders of Golden Isles Financial Holdings, Inc. (the "Company") will be held on Thursday, May 23, 1996, at 10:15 a.m., local time, at The Comfort Inn, Brunswick, Georgia 31520 for the purpose of considering and voting upon the following matters, all of which are described in the attached Proxy Statement:

1.The election of directors; and

2. Such other matters as may properly come before the meeting and any adjournment thereof.

Only shareholders of record at the close of business on Thursday, April 18, 1996 shall be entitled to notice of and to vote at the meeting and any adjournment thereof.

The Board of Directors would like to have as many shareholders as possible represented at the Annual Meeting. Accordingly, you are asked to SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. You may change or withdraw your proxy at any time prior to the voting at the meeting, including if you attend the meeting and wish to vote in person.


By Order of the Board of Directors



                              JIMMY D. VEAL
                              Treasurer and Secretary






St. Simons Island, Georgia
April 29, 1996



YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN,
DATE AND RETURN YOUR PROXY.

GOLDEN ISLES FINANCIAL HOLDINGS, INC.
200 Plantation Chase
St. Simons Island, Georgia 31522


PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 23, 1996


INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Golden Isles Financial Holdings, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 23, 1996, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The enclosed proxy is solicited by and on behalf of the Company's Board of Directors. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company and its subsidiaries, The First Bank of Brunswick (the "Bank"), First Bank Mortgage Corporation and First Credit Service Corporation, may solicit proxies in person or by telephone or telecopy from shareholders who, prior to such solicitation, have been provided with a copy of this Proxy Statement. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to shareholders on or about April 29, 1996.

     Only shareholders of record at the close of business on April 18, 1996 (the "Record Date"), are entitled to vote at the Annual Meeting, or any adjournment thereof. As of that date, the Company had outstanding and entitled to vote 2,337,244 shares of Common Stock. Each shareholder is entitled to one vote per share that he or she owns.

     Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it, or a duly executed proxy bearing a later date, to the Chairman of the Company. If the proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the proxy is returned without any choice being specified thereon, it will be voted for all the nominees for directors named and described herein, and, in the proxy holders' discretion, with regard to any other matter that may properly come before the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     The Company's Board of Directors is composed of eight members.
Directors of the Company are elected at the Annual Meeting of the Company's shareholders. The term of office for directors is one year or until the next Annual Meeting and thereafter until their successors are elected and qualified. The Board proposes the election of the following directors of the Company for a term of one year. All of the nominees are currently directors of the Company.

Directors are to be elected by a plurality vote of the shares represented, in person or by proxy, at the Annual Meeting, which are eligible to be voted in connection with the election of directors. The Board of Directors is informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, then the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote for such substitute nominee or nominees as may be designated by the Board of Directors unless the Board reduces the number of directors accordingly.

     Following is information about each nominee, including biographical data for at least the last five years. All eight persons nominated for election are incumbent directors.

L. McRee Harden (40). Mr. Harden has been a director of the Company since July 1988, a director of the Bank since February 1990, and a director of First Credit Service Corporation since July 1993. Mr. Harden is self employed with interests in six convenience stores, a car wash and a package store.

Michael D. Hodges (42). Mr. Hodges has been a director of the Company since 1991 and a director of the Bank since June 1990. He also has been Senior Vice President of the Bank since June 1990 with principal responsibilities for Brunswick-based loan production.

Russell C. Jacobs, Jr. (60). Mr. Jacobs has been a director of the Company since July 1988, a director of the Bank since February 1990, and a director of First Bank Mortgage Corporation since July 1993. He also has been a Vice Chairman of the Bank since July 1995. Mr. Jacobs is self-employed as an agent for the Equitable Financial Companies, and as a registered representative with Equico Securities, Inc. Mr. Jacobs holds both the Chartered Life Underwriter ("CLU") and Chartered Financial Consultant ("CHFC") designations.

Gregory S. Junkin (54). Mr. Junkin has been Chairman and Chief Executive Officer of the Company since March 1987, a director of the Bank since February 1990, and Chairman and Chief Executive Officer and a director of both First Credit Service Corporation and First Bank Mortgage Corporation since July 1993. Mr. Junkin has been involved in the investment business for thirty-five years. From 1961 until 1965, Mr. Junkin held various positions with the Department of Member Firms of the New York Stock Exchange, Inc. In 1965, Mr. Junkin joined Reynolds Securities, Inc., the predecessor firm to Dean Witter Reynolds, Inc., where he held various compliance, sales and management positions until 1973. Mr. Junkin joined The Balcor Company, a national real estate investment company, in 1973, the year it was founded. He was a principal of the company, which was sold to a subsidiary of American Express Company in 1982. Mr. Junkin was Vice Chairman of the company until February 1987, at which time he became a consultant to the company. He remained in that capacity until the expiration of his employment contract in January 1988.

Claude Kermit Keenum (60). Mr. Keenum has been a director of the Company since July 1988, a director of the Bank since February 1990, and a director of First Credit Service Corporation since July 1995. He was the superintendent of the Glynn County School System from 1980 to 1989 and the superintendent of the Cobb County School System in metropolitan Atlanta from 1989 to 1992. Mr. Keenum is currently President of Southeastern Communication Systems, Inc.

Paul D. Lockyer (44). Mr. Lockyer has been President and Chief Operating Officer of the Company since July 1995. From September 1988 through July 1995, he served as Senior Vice President of the Company. Mr. Lockyer has been Chief Financial Officer of the Company since September 1988, and a director of the Company since December 1987. He has been President, Chief Executive Officer, and a director of the Bank since February 1990. He has also been a director of First Credit Service Corporation and First Bank Mortgage Corporation since July 1993.

Jimmy D. Veal (47). Mr. Veal has been a Vice Chairman of the Company since July 1995. He has been a director of the Company since June 1987 and Secretary/Treasurer of the Company since September 1992. He has been a Vice Chairman of the Bank since July 1995, a director of the Bank since July 1990, and Secretary/Treasurer and a director of both First Credit Service Corporation and First Bank Mortgage Corporation since July 1993. He is Secretary/Treasurer and a director of Motel Properties, Inc., a corporation that owns and operates four motels in Glynn County and two in Camden County.

J. Thomas Whelchel (61). Mr. Whelchel has been a Vice Chairman of the Company since July 1995. From July 1988 through July 1995, he served as President of the Company. Mr. Whelchel has been a director of the Company since July 1988, and Chairman and a director of the Bank since February 1990. Mr. Whelchel has also been a director of both First Credit Service Corporation and First Bank Mortgage Corporation since July 1993. He is a senior partner in the Brunswick law firm of Whelchel, Brown, Readdick and Bumgartner.



THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF EACH OF THE NOMINEES. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth share ownership information as of April 1, 1996, with respect to any person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock. The information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned.


Security Ownership of Certain Beneficial Owners*


Name and Address                 Number of          Percent of
of Beneficial Owner                  Shares        Class
Leonard W. Golan (1)                200,102              8.3%
   21st Floor, Three First National Plaza
   Chicago, Illinois 60602

Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) Mr. Golan's beneficial ownership of the shares of Common Stock attributed to him stems from (i) his having voting and investment power with respect to certain of those shares in his capacity as Trustee of each of the Leonard W. Golan Insurance Trust dated January 23, 1968, the Carol P. Golan Insurance Trust dated November 7, 1977, and the Carol P. Golan QTIP Trust dated April 18, 1995, and (ii) his claiming beneficial ownership of certain shares registered in the name of his son, John F. Golan. The number of shares beneficially owned by Mr. Golan includes the right to acquire 64,642 shares pursuant to Class A Warrants owned by Mr. Golan.

     The following table sets forth share ownership information as of April 1, 1996, with respect to (i) each director and named executive officer of the Company who beneficially owns Common Stock of the Company, and (ii) all directors and named executive officers of the Company as a group. The information as to beneficial ownership was furnished to the Company by or on behalf of the persons named. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

Security  Ownership of Management

Name and Address                   Number of
of Beneficial Owner                 Shares       Percent of Class
L. McRee Harden(1)                 19,385                       0.8%
   P.O. Box 2369
   Darien, Georgia  31305

Michael D. Hodges(2)              38,764                      1.6%
   207 Dunbarton Drive
   St. Simons Island, Georgia 31522

Russell C. Jacobs, Jr.(3)           16,763                      0.7%
   308 Oak Grove Island Drive
   Brunswick, Georgia  31525

Gregory S. Junkin(4)                   105,653                      4.5%
   200 Plantation Chase
   St. Simons Island, Georgia  31522

C. Kermit Keenum(5)                 16,545                      0.7%
   100 Old Mountain Road
   Powder Springs, Georgia  30073

Paul D. Lockyer(6)                  66,581                      2.8%
   311 Dunbarton Drive
   St. Simons Island, Georgia  31522

Jimmy D. Veal(7)                   81,898                      3.4%
   711 Beachview Drive
   Jekyll Island, Georgia  31527

J. Thomas Whelchel(8)               31,740                      1.4%
   5 Glynn Avenue
   Brunswick, Georgia  31520

All directors and executive          377,329                   15.5%
   officers as a group
   (8 persons)


Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Act. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or direct the voting of such security, or "investment power", which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

(1) Includes 1,250 shares owned by his wife for which he disclaims beneficial ownership. Also includes the right to acquire 1,385 shares pursuant to vested options.

(2)  Includes the right to acquire 30,124 shares pursuant to vested options.

(3   Includes the right to acquire 1,263 shares pursuant to vested options.

(4) Includes the right to acquire 4,044 shares pursuant to Class A Warrants, and 1,500 shares pursuant to vested options.

(5)  Includes the right to acquire 1,045 shares pursuant to vested options.

(6)Includes the right to acquire 46,981 shares pursuant to vested options.

(7) Includes 9,125 shares owned as custodian for his son, Daniel D. Veal, 9,125 shares owned as custodian for his son, Zachary T. Veal, both under the Uniform Gifts to Minors Act, and 1,958 shares pursuant to vested options.

(8)Includes 25 shares owned by Mr Whelchel's daughter for which he disclaims beneficial ownership, and 1,390 shares pursuant to vested options.


RELATED TRANSACTIONS

     During 1995, the Bank loaned funds to certain of the Company's executive officers and directors or to businesses in which such persons had an interest. All such loans were: (a) in the ordinary course of business, (b) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

     On February 19, 1996, the Company acquired Unit Number 200 of Plantation Chase Condominium, a two-story, free standing, brick building containing approximately 5,200 square feet of space (the "Building"), from 200 Plantation Chase Company, a Georgia general partnership in which Gregory S. Junkin, Chairman of the Board and Chief Executive Officer of the Company, was a 33 percent partner, for a purchase price of $350,000 (the "Purchase Transaction"). In accordance with the terms of Section 14-2-862 of the Georgia Business Corporation Code (O.C.G.A. Section 14-2-862), relating to conflict of interest transactions, the Company received authorization to engage in the Purchase Transaction by the unanimous vote of all of the uninterested directors of the Company at a meeting of the Board of Directors on September 16, 1995. Board approval of the Purchase Transaction was contingent upon the Company obtaining an appraisal of the Building from an independent certified appraiser in the amount of at least $350,000. Prior to the closing of the Purchase Transaction, the Company did receive a written appraisal indicating that the market value of the Building as of December 10, 1995 was $355,000.

COMPLIANCE WITH SECTION 16(a) OF THE ACT

     The Company did not register its securities under Section 12 of the Act until January 11, 1996. Accordingly, the Company was not subject to the requirements of Section 16(a) of the Act during the 1995 fiscal year.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The only committee which has been established by the Company's Board of Directors is the audit committee (the "Audit Committee"). The members of the Audit Committee are L. McRee Harden, Russell C. Jacobs, Jr., and Jimmy D. Veal. The Audit Committee held three meetings during the 1995 fiscal year. The objective of the Audit Committee is to prevent losses by the Company from fraud, defalcation and/or operating deficiencies.

     The Board of Directors of the Company met ten times during the 1995 fiscal year. Each of the directors attended more than 75% of the aggregate of
(i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which he served, during the period of the 1995 fiscal year that he served as a director.
     On the date of the Annual Meeting, the Board will consist of eight members. In the interim between Annual Meetings, the Board has the authority under the Bylaws to change the size of the Board within a range of three to twenty five members and to fill vacancies.

EXECUTIVE COMPENSATION

A.   Named Executive Officers.

The following table sets forth the compensation paid to the named executive officers of the Company and its subsidiaries for each of the Company's last three completed fiscal years. SUMMARY COMPENSATION TABLE

                        Annual Compensation      Long Term Compensation
                                                  Awards        Payouts

Name and   Year  Salary  Bonus  Other  Restricted  Securities   LTIP     All
Principal                      Annual   Stock     Underlying  Payouts   Other
Position                      Compen-   Awards(1)    Options  Stock   Compen-
                              sation                                 sation

(a)        (b)     (c)    (d)      (e)    (f)           (g)      (h)       (i)

Gregory S. Junkin,
Chairman and CEO of the Company
           1995     $147,211  $0    $0   $99,548(2)     0       $0        $0
           1994     $40,558   $0    $0   $42,000(2)     0       $0        $0
           1993     $0        $0    $0   $0             0       $0        $0

Paul D. Lockyer, President, COO and CFO the Company
           1995     $107,627  $12,785   $0 $71,500(3)  14,862(7)    $0  $0
           1994     $100,000  $32,000   $0  $6,600(3)  $2,027(5)    $0  $0
           1993     $93,108   $6,916    $0  $0          1,504(6)    $0  $0

Michael D. Hodges, Senior V.P. of the Bank Subsidiary
           1995     $92,096   $6,000    $0   $10,498(4)  6,921(7    $0  $0
           1994     $85,500   $15,00    $0    $4,650(4)   $0         $0
           1993     $82,160   $4,611    $0       $0        1,003(6)   $0      $0



(1) In the event that the Company declares a dividend on its outstanding shares of Common Stock, then such dividend will be equally applicable to the restricted stock reported in this column (f).

(2) The aggregate number of shares of restricted stock held by Gregory S. Junkin as of December 31, 1995 is 22,315 shares and the value of such shares is $145,048. All of the restricted stock awarded to Mr. Junkin in 1994 (7,000 shares) will vest upon the earlier of (i) three years from August 17, 1994, the date the shares were granted to Mr. Junkin, or (ii) a change of control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. The restricted stock awarded to Mr. Junkin in 1994 will be forfeited if he is not in the employment of either the Company or any of its subsidiaries on August 16, 1997, unless Mr. Junkin's employment is terminated because of the sale of the Company or a subsidiary through which Mr. Junkin is employed and Mr. Junkin is not offered other employment within the Company or one of its subsidiaries. With respect to the shares of restricted stock granted to Mr. Junkin in 1995 (15,315 shares), one-seventh of such shares (i.e., 2,187.86 shares) will vest on July 25, 1996, and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Junkin shall cease to be a director of the Company or any subsidiary of the Company, or an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any of the restricted shares granted to him in 1995 which have not already vested at the time of the event which triggers the forfeiture.

(3) The aggregate number of shares of restricted stock held by Paul D.
Lockyer as of December 31, 1995 is 12,100 shares and the value of such shares is $78,650. None of the restricted stock awarded to Mr. Lockyer in 1994 (1,100 shares) will vest in under three years from the date of grant unless there occurs, within such time period, a change of control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. The restricted stock awarded to Mr. Lockyer in 1994 will be forfeited if he is not in the employment of either the Company or one of its subsidiaries on August 16, 1999, unless Mr. Lockyer's employment is terminated because of the sale of the Company or a subsidiary through which Mr. Lockyer is employed and Mr. Lockyer is not offered other employment within the Company or one of its subsidiaries. With respect to the shares of restricted stock granted to Mr. Lockyer in 1995 (11,000 shares), one-seventh of such shares (i.e., 1,571.43 shares) will vest on July 25, 1996, and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Lockyer shall cease to be a director of the Company or any subsidiary of the Company, or an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any of the restricted shares granted to him in 1995 which have not already vested at the time of the event which triggers the forfeiture.

(4) The aggregate number of shares of restricted stock held by Michael D. Hodges as of December 31, 1995 is 2,390 shares and the value of such shares is $15,535. None of the restricted stock awarded to Mr. Hodges in 1994 (775 shares) will vest in under three years from the date of grant unless there occurs, within such time period, a change of control in the ownership of the Company through the acquisition of more than 50% of the Company's outstanding stock by a third party. The restricted stock awarded to Mr. Hodges in 1994 will be forfeited if he is not in the employment of either the Company or one of its subsidiaries on August 16, 1999, unless Mr. Hodges' employment is terminated because of the sale of the Company or a subsidiary through which Mr. Hodges is employed and Mr. Hodges is not offered other employment within the Company or one of its subsidiaries. With respect to the shares of restricted stock granted to Mr. Hodges in 1995 (1,615 shares), one-seventh of such shares (i.e., 230.71 shares) will vest on July 25, 1996, and an additional one-seventh of such shares will vest on July 25 of each year thereafter until all such shares have vested. If at any time Mr. Hodges shall cease to be a director of the Company or any subsidiary of the Company, or an executive officer of the Company or any subsidiary of the Company, then he shall forfeit any of the restricted shares granted to him in 1995 which have not already vested at the time of the event which triggers the forfeiture.

(5) These options are nonstatutory stock options which have been granted pursuant to that certain 1991 Incentive Stock Option Plan and 1991 Nonstatutory Stock Option Plan adopted by the Company on May 30, 1991 (the "Plan"). The Plan provides for the granting of certain nonstatutory stock options that are not intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code. These nonstatutory stock options shall be vested and may be exercised by the individual to whom such options have been granted during the period such individual serves as an officer or any other key employee of the Company.

(6) These options are incentive stock options which have been granted pursuant to the Plan. The Plan provides for the granting of certain stock options that are intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code. These incentive stock options shall be vested and may be exercised by the individual to whom such options have been granted during the period such individual serves as an officer or any other key employee of the Company after January 28, 1993.

(7) These options are incentive stock options which have been granted pursuant to that certain Golden Isles Financial Holdings, Inc. 1995 Stock Option Plan adopted by the Company on July 25, 1995 (the "1995 Plan"). The 1995 Plan provides for the granting of certain options that are intended to qualify as incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code, as well as certain nonstatutory stock options that are not intended to qualify as incentive stock options within the meaning of
Section 422(b) of the Internal Revenue Code. These incentive stock options were granted on July 25, 1995, and vested immediately upon being granted. These options may be exercised at any time before the earlier of (i) July 25, 2005; or (ii) the date upon which the optionee ceases to be an employee of the Company; provided, however, that if the optionee's employment with the Company is terminated for any reason other than (a) optionee's death or disability,
(b) optionee's voluntary termination of his employment without the Company's consent, or (c) termination of optionee's employment by the Company for cause, then, in such event, optionee may exercise these incentive stock options for up to three months after termination of his employment (but in no event later than July 25, 2005).

          The following table presents information regarding grants of options and freestanding SARs made to the named executive officers of the Company during the fiscal year ended December 31, 1995.


OPTION/SAR GRANTS IN LAST FISCAL YEAR
(Individual Grants)

Name             Number of      Percent of     Exercise or   Expiration
                 Securities     Total          Base          Date
                 Underlying     Options/SARs   Price
                 Options/SARs   Granted to
                 Granted        Employees
                                in Fiscal
                                  Year
(a)                 (b)           (c)            (d)              (e)

Gregory S. Junkin     0            0.0%           --               --
Paul D. Lockyer    14,862         18.77%         $6.50/Share      7/25/05
Michael D. Hodges   6,921          8.74%          $6.50/Share     7/25/05

The options listed above were granted pursuant to the 1995 Plan.

      No stock options were exercised and there were no SARs outstanding during fiscal year 1995. The following table presents information regarding the value of unexercised options held at December 31, 1995.

AGGREGATED OPTION/SAR EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION/SAR VALUES





Name             Shares         Value        Number of        Value of
                Acquired        Realized     Securities      Unexercised
               on Exercise                   Underlying     in-the-Money
                                             Unexercised    Options/SARs
                                             Options/SARs   at FY-End
                                             at FY-End      Exercisable/
                                             Exerciseable/  Unexercisable
                                             Unexercisable
(a)              (b)             (c)            (d)            (e)
Gregory S. Junkin  --             --            --              --
Paul D. Lockyer    --             --            43,393(1)     $65,864/$0(1)
Michael D. Hodges  --              --           28,062(3)     $49,133/$0(3)

(1) Paul D. Lockyer has the right to acquire 43,393 shares of the Company's Common Stock pursuant to stock options issued by the Company to Mr. Lockyer. All of the 43,393 stock options held by Mr. Lockyer were exercisable as of December 31, 1995. Of the 43,393 stock options, 25,000 are exercisable at the price of $4.00 per share, 1,504 are exercisable at the price of $4.60 per share, 2,027 are exercisable at the price of $6.25 per share, and 14,862 are exercisable at the price of $6.50 per share.

(2) Michael D. Hodges has the right to acquire 28,082 shares of the Company's Common Stock pursuant to stock options issued by the Company to Mr. Hodges. All of the 28,082 stock options held by Mr. Hodges were exercisable as of December 31, 1995. Of the 28,082 stock options, 18,750 are exercisable at the price of $4.00 per share, 1,003 are exercisable at the price of $4.60 per share, 1,408 are exercisable at the price of $6.25 per share, and 6,921 are exercisable at the price of $6.50 per share.

(3) Dollar values have been calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 1995 ($6.50) and the exercise prices of the options.

The Company does not have any Long Term Incentive Plans in effect.

          B.   Directors.

     The Company has no permanent arrangement for the compensation of its directors for their services as a director. In 1995, however, the directors were awarded restricted shares of Common Stock for their past services. Mr. Hodges received 1,615 shares, Messrs. Harden, Jacobs, Keenum and Whelchel each received 3,000 shares and Messrs. Lockyer, Junkin and Veal each received 3,615 shares,(n addition, Mr. Veal was awarded 11,700 restricted shares and Mr. Whelchel was awarded 7,325 restricted shares, respectively, in their capacity as officers of the Company. The estimated value of restricted shares stated herein as awarded to Messrs. Hodges, Lockyer and Junkin in their capacity as directors is included in column "f" of the Summary Compensation Table on page 8 of this Proxy Statement.
 . The shares are subject to forfeiture if the recipient does not continue serving the Company in certain capacities. The restrictions will lapse evenly over a period of seven years from the effective date of the grant. This award was approved by the shareholders at the 1995 Annual Meeting.

     In addition, in January 1996, the Company's Board of Directors granted nonqualified stock options to directors of the Company for services rendered during fiscal year 1995 on the Boards of Directors and committees of the Company and its various subsidiaries. The following table presents information regarding such option grants.

JANUARY 1996 OPTION GRANTS TO DIRECTORS FOR
SERVICES RENDERED IN FISCAL YEAR 1995

Name                Number of            Exercise     Expiration
                      Securities              Price        Date
                       Underlying
                      Options

L. McRee Harden       1,385                    $6.00       1/19/06
Michael D. Hodges     1,042                    $6.00       1/19/06
Russell C. Jacobs, Jr.1,263                    $6.00       1/19/06
Gregory S. Junkin     1,500                    $6.00       1/19/06
C. Kermit Keenum      1,045                    $6.00       1/19/06
Paul D. Lockyer       1,458                    $6.00       1/19/06
Jimmy D. Veal         1,958                    $6.00       1/19/06
J. Thomas Whelchel    1,390                    $6.00       1/19/06


The options listed above were granted pursuant to the 1995 Plan.

EMPLOYMENT AGREEMENTS

On June 5, 1992, the Bank issued a letter to Paul D. Lockyer (the "Lockyer Letter") summarizing the terms of Mr. Lockyer's employment with the Bank. Pursuant to the terms of the Lockyer Letter, Mr. Lockyer was to serve as President and Chief Executive Officer of the Bank and Senior Vice President and Principal Financial Officer of the Company. Mr. Lockyer's base salary was set at $80,500 per year, subject to possible annual increases. The Lockyer Letter confirms that Mr. Lockyer is entitled to certain stock options and that he is to be provided with a company vehicle. Mr. Lockyer may terminate his employment with the Bank upon 90 days advance notice. The Board of Directors of the Bank may terminate Mr. Lockyer's employment with the Bank with or without cause. However, if Mr. Lockyer is dismissed from his employment for reasons other than fraud or dishonesty, he is entitled to severance pay in an amount equal to six months of his then current base salary. The term of the Lockyer Letter was effective through July 2, 1994, subject to automatic extension to July 2, 1996 unless either party notified the other to the contrary. As of July 2, 1994, Mr. Lockyer's employment by the Bank was automatically extended.

     On June 5, 1992, the Bank issued a letter to Michael D. Hodges (the "Hodges Letter") summarizing the terms of Mr. Hodges' employment with the Bank. Pursuant to the terms of the Hodges Letter, Mr. Hodges is to serve as Senior Vice President of the Bank. Mr. Hodges' base salary was set at $75,500 per year, subject to possible annual increases. The Hodges Letter confirms that Mr. Hodges is entitled to certain stock options and that he is to receive a monthly automobile allowance of $300. Mr. Hodges may terminate his employment with the Bank upon 90 days advance notice. The Chief Executive Officer or the Board of Directors of the Bank may terminate Mr. Hodges' employment with the Bank with or without cause. However, if Mr. Hodges is dismissed from his employment for reasons other than fraud or dishonesty, he is entitled to severance pay in an amount equal to six months of his then current base salary. The term of the Hodges Letter was effective through July 2, 1994, subject to automatic extension to July 2, 1996 unless either party notified the other to the contrary. As of July 2, 1994, Mr. Hodges' employment by the Bank was automatically extended.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Francis and Company, CPAs, served as independent auditors of the Company for the fiscal year ended December 31, 1995, and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries.

     One or more representatives of Francis and Company will be present at the Annual Meeting, will have an opportunity to make a statement if he or they desire to do so and will be available to respond to appropriate questions.

     The appointment of auditors is a matter for determination by the Board of Directors for which no shareholder approval or ratification is necessary. The Board of Directors of the Company has appointed the firm of Francis and Company to serve as independent auditors of the Company for the fiscal year ending December 31, 1996.

VOTE REQUIRED

     Approval of Proposal No. 1 submitted to the shareholders requires the affirmative vote of a plurality of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. For purposes of determining whether the requisite affirmative votes have been obtained with respect to Proposal No. 1, abstentions and "broker non-votes" will be disregarded in the calculation.

OTHER MATTERS THAT MAY COME
BEFORE THE ANNUAL MEETING

     The management of the Company knows of no matters other than those above that are to be brought before the Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

ANNUAL REPORT

The Annual Report to the Shareholders for 1995 accompanies this Proxy Statement, but is not deemed a part of the proxy soliciting material.

     A copy of the 1995 Form 10-KSB report as required to be filed with the Securities and Exchange Commission, excluding exhibits,will be mailed to shareholders without charge upon written request to: Ms. Tina T. Owens, Vice President, Golden Isles Financial Holdings, Inc., 200 Plantation Chase, St. Simons Island, Georgia 31522. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on April 18, 1996. Exhibits to the Form 10-KSB will be mailed upon similar request and payment of specified fees.


SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     From time to time the Company's shareholders may present proposals which may be proper subjects for inclusion in the Company's proxy statements for consideration at the Company's Annual Meetings. To be considered for inclusion, shareholder proposals must be submitted on a timely basis. Proposals for the Company's 1997 Annual Meeting must be received by the Company no later than December 31, 1996, and such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

BY ORDER OF THE BOARD OF DIRECTORS


     Jimmy D. Veal, Secretary

APPENDIX

REVOCABLE

GOLDEN ISLES FINANCIAL HOLDINGS, INC.
       PROXY           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                        FOR THE 1996 ANNUAL MEETING OF
SHAREHOLDERS

The undersigned hereby acknowledges receipt of the Annual Report of Golden Isles Financial Holdings, Inc. (the "Company") for the fiscal year ended December 31, 1995, and the Notice of Annual Meeting (the "Notice") and Proxy Statement for the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting"). The undersigned hereby appoints Gregory S. Junkin and Paul
D. Lockyer, and each of them, proxies with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting, to be held on Thursday, May 23, 1996, at 10:15 a.m. local time, at the Comfort Inn on Highway 341, Brunswick, Georgia 31520, and at any adjournment or postponement thereof, as indicated below.

1. ELECTION OF DIRECTORS
 -- FOR all nominees listed below (except as         --WITHHOLD
AUTHORITY to vote            --ABSTAIN
   marked to the contrary below)               for all nominees listed below

(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name in the list below.)

 L. McRee Harden, Michael D. Hodges, Russell C. Jacobs, Jr., Gregory S. Junkin, Claude Kermit Keenum,
 Paul D. Lockyer, Jimmy D. Veal and J. Thomas Whelchel

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments thereof.

 This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted in the discretion of the proxies "FOR" the proposal listed on this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

   If the undersigned is present and elects to withdraw this proxy card and vote in person at the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect.

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation, partnership or other entity, the full corporate, partnership or entity name should be signed by a duly authorized partner, officer or other representative.


Signature


Signature, if shares held jointly

Date: -----, 1996